UMPQUA HOLDINGS CORPORATION 1st Quarter 2017 Earnings Conference Call Presentation April 20, 2017

2 Forward-looking Statements and Notes This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. We make forward-looking statements about credit discount accretion on related to loans acquired from Sterling Financial Corporation, loan and lease growth, and trends in the loan portfolio mix. Specific risks that could cause results to differ from these forward looking statements include our ability to successfully develop and market new products and technology. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; our inability to successfully implement efficiency initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

First Quarter 2017 Highlights 3  Net earnings available to common shareholders of $46.0 million, or $0.21 per diluted common share  Net interest income decreased by $1.1 million, driven by lower accretion of the credit discount recorded on acquired loans and two fewer days in the quarter, partially offset by growth in interest-earning assets and a 2 basis point increase in net interest margin  Provision for loan and lease losses decreased by $1.5 million to $11.7 million, while net charge-offs decreased by $3.5 million to $9.4 million, or 22 basis points of average loans and leases (annualized)  Non-interest income decreased by $38.4 million, of which $29.5 million was related to the change in gains or losses associated with the fair value of the mortgage servicing rights asset and debt capital markets swap derivatives. The remainder of the decline was driven primarily by lower revenues from the origination and sale of mortgages  Non-interest expense decreased by $0.8 million, driven primarily by lower mortgage banking and merger-related expenses, partially offset by higher seasonal payroll taxes  Gross loan and lease growth of $321.0 million, or 7% annualized, to $17.8 billion  Deposit growth of $146.3 million, or 3% annualized, to $19.2 billion  Non-performing assets to total assets decreased slightly to 0.24%  Estimated total risk-based capital ratio of 14.4% and estimated Tier 1 common to risk weighted assets ratio of 11.3%  Declared quarterly cash dividend of $0.16 per common share

Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Return on average assets 0.75% 1.11% 1.01% 0.91% 0.82% Return on average tangible assets 0.81% 1.20% 1.09% 0.99% 0.89% Return on average common equity 4.74% 7.04% 6.28% 5.61% 4.93% Return on average tangible common equity 8.83% 13.19% 11.79% 10.59% 9.34% Efficiency ratio - consolidated 68.15% 59.65% 62.11% 66.15% 69.48% Net interest margin - consolidated 3.85% 3.83% 3.95% 4.07% 4.34% Non-performing loans and leases to loans and leases 0.29% 0.32% 0.31% 0.28% 0.31% Non-performing assets to total assets 0.24% 0.25% 0.25% 0.27% 0.30% Net charge-offs to average loans and leases (annualized) 0.22% 0.29% 0.24% 0.23% 0.12% Tangible common equity to tangible assets (1) 9.15% 9.10% 9.14% 9.30% 9.26% Tier 1 common to risk-weighted asset ratio (2) 11.3% 11.5% 11.3% 11.0% 10.9% Total risk-based capital ratio (2) 14.4% 14.7% 14.5% 14.3% 14.2% Selected Ratios 4 Performance Credit Quality Capital For the quarter ended > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. > (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports.

Summary Income Statement 5 > Note: tables may not foot due to rounding. ($ in millions except per share da ta ) Q1 2017 Q4 2016 Q1 2016 Net interest income before provision 206.7$ 207.8$ 217.7$ Provision for loan and lease losses 11.7 13.2 4.8 Net interest income after provision 195.1 194.6 212.9 Non-interest income 60.2 98.6 46.0 Non-interest expense 182.7 183.5 184.0 Income be fore provision for income taxes 72.6 109.8 74.8 Provision for income taxes 26.6 40.5 27.3 Ne t income 46.0 69.3 47.6 Dividends and undistributed earnings allocated to participating securities 0.0 0.0 0.0 Ne t earnings ava ilable to common shareholders 46.0$ 69.2$ 47.5$ Earnings per share - diluted $0.21 $0.31 $0.22 Quarter ended

Net Interest Income and Margin 6 $217.7 $209.2 $209.9 $207.8 $206.7 4.34% 4.07% 3.95% 3.83% 3.85% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $100 $120 $140 $160 $180 $200 $220 $240 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Net interest income Net interest margin (in millions) 3.97% 3.86% 3.77% 3.65% 3.70% Adjusted NIM (1) > (1) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs

Provision for Loan and Lease Losses 7 $4.8 $10.6 $13.1 $13.2 $11.7 $0 $2 $4 $6 $8 $10 $12 $14 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Provision for Loan and Lease Losses (in millions)

Non-interest Income 8 (in millions) $7.4 $9.8 $10.2 $14.5 $10.7 $2.4 $5.6 $1.3 $4.1 $1.8 $2.1 $2.2 $2.1 $2.1 $2.1 $15.4 $36.8 $47.2 $58.4 $26.8 $4.1 $4.6 $4.1 $4.2 $4.1 $14.5 $15.7 $15.8 $15.3 $14.7 $0 $20 $40 $60 $80 $100 $120 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 T h o u s a n d s Other (1) Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage fees Service charges $80.7 $98.6 $60.2 $74.7 $46.0 > (1) Includes other income, gains or losses on investment securities and losses on junior subordinated debentures carried at fair value.

9 $333 $366 $306 $250 $245 $764 $1,046 $1,119 $1,061 $755 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Banking 3.72% 4.02% 4.08% 3.05% 3.27% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Gain on sale margin $1,097 $1,412 $1,424 $1,311 $1,000

Non-interest Expense 10 (in millions) Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge $183.5 $182.7 $184.0 $188.5 $181.2 $183.5 $182.7 69.5% 66.2% 62.1% 59.7% 68.2% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% $115.0 $125.0 $135.0 $145.0 $155.0 $165.0 $175.0 $185.0 $195.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 T h o u s a n d s Non-interest expense Efficiency ratio $2.6 $(4.3) $2.2 $1.5 $(1.2) (in millions)

Selected Balance Sheet 11 ($ in millions) Q1 2017 Q4 2016 Q1 2016 Total assets 24,861.5$ 24,813.1$ 23,935.7$ Interest bearing cash and temporary investments 422.0 1,117.4 613.0 Investment securities available for sale, fair value 3,243.4 2,701.2 2,542.5 Loans and leases, gross 17,829.6 17,508.7 16,955.6 Allowance for loan and lease losses (136.3) (134.0) (130.2) Goodwill and other intangibles, net 1,822.8 1,824.5 1,830.6 Deposits 19,167.3 19,021.0 18,163.0 Securities sold under agreements to repurchase 304.3 352.9 325.2 Term debt 852.3 852.4 903.4 Total shareholders' equity 3,931.2 3,916.8 3,878.6 Ratios: Loan to deposit ratio 93.0% 92.0% 93.4% Book value per common share $17.84 $17.79 $17.62 Tangible book value per common share (1) $9.57 $9.50 $9.30 Tangible common equity to tangible assets (1) 9.15% 9.10% 9.26% > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $16.9 $17.5 $17.8 (in billions) 19% 14% 16% 3% 1% 9% 6% 6% 16% 6% 4% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of Mar 31, 2017 31% 12% 36% 7% 14% Demand, non-interest bearing Demand, interest bearing Money market Savings Time $9.4 $9.2 $9.4 $9.1 $16.9 $17.7 $19.0 $19.2 (in billions) Total Deposits As of Mar 31, 2017 12

Credit Quality 0.77% 0.76% 0.77% 0.77% 0.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Allowance for loan and lease losses to loans and leases 0.30% 0.27% 0.25% 0.25% 0.24% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Non-performing assets to total assets 0.12% 0.23% 0.24% 0.29% 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Net charge-offs to average loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 1.4% 1.3% 1.3% 1.2% 1.1% 13

Prudent Capital Management

- All regulatory capital ratios remained in excess of well-capitalized and internal policy limits
- Focused on prudently managing capital
  - Quarterly dividend of $0.16 per share, ~3.5% dividend yield
  - Q1 total payout ratio of 77% of earnings



Q1 2017 Capital Ratios (1)
9.15%
9.3%
11.3%
11.3%
14.4%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based
Common
TRUP
LLR

(1) Regulatory capital ratios are estimates pending completion and filing of the Company's regulatory reports.

Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity.

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UMPQUA BANK

Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value 16

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